SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 3, 2005

(Date of earliest event reported)

DELTA PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	0-16203	84-1060803
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

Suite 4300 370 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 293-9133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Consistent with our strategy to manage some of the commodity volatility risk along with ongoing commodity risks, Delta Petroleum Corporation has recently put into place additional commodity hedges. All of the hedges represent “costless collars.” The table below summarizes our new commodity hedge positions:

Commodity	Volume	Floor/Ceiling	Term
Crude Oil	10,000 Bbls/month	$45.00 / $56.90	July 05 - June 06
Crude Oil	25,000 Bbls/month	$35.00 / $61.80	July 06 - June 07
Natural Gas	3,000 MMBTU/day	$6.00 / $ 9.35	July 05 - June 06
Natural Gas	13,000 MMBTU/day	$5.00 /$10.20	July 06 - June 07

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA PETROLEUM CORPORATION
(Registrant)

Date: March 4, 2005	By:	/s/ Roger A. Parker
Roger A. Parker, Chief Executive Officer